EXHIBIT 10.1

March 20, 2006

Via Overnight Courier

Mr. Larry Accardi

Executive Vice President, Contract Sales and

    President, Specialty Distribution

Sysco Corporation

1390 Enclave Parkway

Houston, TX 77077

Re:	Master Distribution Agreement effective February 1, 2002

Dear Larry:

This letter confirms the agreement of Sysco Corporation and ARAMARK Food and Support Services Group, Inc. to extend the term of the above-referenced Agreement for an indefinite period of time, each party retaining its right under Section 7(B) of the Agreement to terminate the Agreement at will, upon at least 180 days’ written notice to the other party.

To confirm your agreement, please sign this letter in the space provided below, and overnight an original to me. Kindly retain the second enclosed original for your file.

Very truly yours,

/s/ LAUREN J. RICHARDSON
Lauren J. Richardson
Vice President Finance and Allied Procurement
Supply Chain Management
ARAMARK Food & Support Services

AGREED:

SYSCO CORPORATION

By:	/s/ MICHAEL C. NICHOLS
Name:	Michael C. Nichols
Title:	Vice President
Date:	4/7/06

ARAMARK Supply Chain Management

1101 Market Street

ARAMARK Tower

Philadelphia, PA 19107